Future Maturities of Debt (Detail) $ in Thousands	Dec. 31, 2014 USD ($)
Long-term Debt, Fiscal Year Maturity [Abstract]
2015	$ 4,072
2016	4,409
2017	4,400
2018	1,499
2019	274
Total	$ 14,654